UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 3, 2015

CHECKPOINT SYSTEMS, INC.
(Exact name of Registrant as specified in its Articles of Incorporation)

Pennsylvania	22-1895850
(State of Incorporation)	(IRS Employer Identification No.)

101 Wolf Drive, Thorofare, NJ	08086
(Address of principal executive offices)	(Zip Code)

856-848-1800
(Registrant’s telephone number, including area code)
N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
      240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
      240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 3, 2015, Checkpoint Systems, Inc. (the “Company”) held its 2015 Annual Meeting of Shareholders (the “Annual Meeting”).  The shareholders: (i) elected the Company’s nominees as directors; (ii) approved the Company’s 2015 Incentive Award Plan; (iii) approved the Company’s 2015 Employee Stock Purchase Plan; (iv) did not approve, on an advisory basis, the compensation of the Company’s named executive officers; and (iv) ratified the appointment of PricewaterhouseCoopers, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 27, 2015.  Of the 42,068,671 shares of the Company’s common stock entitled to vote at the meeting a total of 38,998,024 shares (92.70%) were represented at the meeting in person or by proxy.  The voting results for each proposal are set forth below.

Proposal No. 1 – Election of Directors
The shareholders elected two Class III directors to each serve a three-year term until the 2018 Annual Meeting of Shareholders.  The results of the vote were as follows:
Nominee	For	Withheld	Broker Non-Votes
George Babich, Jr.	28,909,170	6,743,510	3,345,345
Julie S. England	26,158,130	9,494,550	3,345,345

Proposal No. 2 – Approval of the Checkpoint Systems, Inc. 2015 Incentive Award Plan.
The shareholders approved the Company’s 2015 Incentive Award Plan. The results of the vote were as follows:
For	Against	Abstentions	Broker Non-Votes
27,702,019	7,893,643	57,018	3,345,345

Proposal No. 3 – Approval of the Checkpoint Systems, Inc. 2015 Employee Stock Purchase Plan.
The shareholders approved the Company’s 2015 Employee Stock Purchase Plan. The results of the vote were as follows:
For	Against	Abstentions	Broker Non-Votes
31,492,990	4,109,072	50,618	3,345,345

Proposal No. 4 – Approval, by Non-binding Advisory Vote, of the Compensation of the Company’s Named Executive Officers
The shareholders did not approve, on an advisory basis, the compensation of the Company’s named executive officers. The results of the vote were as follows:

For	Against	Abstentions	Broker Non-Votes
16,264,889	19,323,194	64,597	3,345,345

Proposal No. 5 – Ratification of the Appointment of the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2015.
The shareholders ratified the appointment of PricewaterhouseCoopers, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 27, 2015. The results of the vote were as follows:

For	Against	Abstentions	Broker Non-Votes
37,412,548	1,525,698	59,779	3,345,345

Item 8.01  Other Events

On June 3, 2015 the Company’s Board of Directors elected Stephen N. David, age 66, Chairman of the Board, effective immediately.  Mr. David succeeds William S. Antle, III, who will continue to serve as a director of the Company. On June 4, 2015, the Company issued a press release announcing the election of Mr. David as Chairman of the Board, which is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits
99.1	Press Release dated June 4, 2015

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Company Name

Date: June 4, 2015	By:	/s/ James M. Lucania
Name: James M. Lucania
Title: Acting Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.                              Description

99.1                              Press Release dated June 4, 2015